Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$2.17	$0.41	$1.14	$0.97	$1.76	$3.19	$2.85	$2.42
Notable items impact on earnings per share(a)	1.60	(0.16)	(0.03)	(0.38)	(0.19)	0.78	(0.79)	(0.80)
Adjusted diluted net earnings per share(a)	$0.57	$0.57	$1.17	$1.35	$1.95	$2.41	$3.64	$3.22
Diluted weighted average # of shares outstanding	382.3	382.8	383.3	383.2	377.5	370.1	363.1	347.7

Total Net Sales	$2,458	$2,297	$2,801	$3,419	$3,841	$3,922	$5,373	$5,348
Cost of goods sold	2,046	1,862	2,049	2,554	2,693	2,483	3,526	3,846
Gross Margin	$412	$435	$752	$865	$1,148	$1,439	$1,847	$1,502
SG&A	111	102	108	98	123	133	108	124
Other operating (income) expense(p)	6	20	160	65	55	50	65	224
Operating earnings	$295	$313	$484	$702	$970	$1,256	$1,674	$1,154
Interest expense, net	(47)	(45)	(37)	(48)	(39)	(40)	(34)	(31)
Consolidated foreign currency gain/(loss)	110	(46)	111	(100)	(44)	311	(227)	(61)
Earnings from consolidated companies before income taxes	359	225	559	554	886	1,527	1,377	1,061
Provision for (benefit from) income taxes	(480)	60	116	177	245	372	369	277
Earnings (loss) from consolidated companies	$839	$165	$443	$377	$641	$1,155	$1,008	$784
Equity in net earnings (loss) of nonconsolidated companies	(11)	(7)	(4)	(1)	20	31	36	72
Less: Net earnings (loss) attributable to noncontrolling interests	—	1	2	4	(4)	4	8	14
Net earnings (loss) attributable to Mosaic	$828	$157	$437	$372	$665	$1,182	$1,036	$842
After tax Notable items included in earnings	$610	$(63)	$(10)	$(145)	$(73)	$288	$(286)	$(277)

Gross Margin Rate	17%	19%	27%	25%	30%	37%	34%	28%

Effective Tax Rate (including discrete tax)	(134)%	27%	21%	32%	28%	24%	27%	26%
Discrete Tax benefit (expense)	$580	$(4)	$49	$(19)	$(26)	$9	$(14)	$(12)

Depreciation, Depletion and Amortization	$208	$209	$204	$186	$214	$226	$245	$229
Accretion Expense	$17	$17	$19	$18	$19	$19	$20	$19
Share-Based Compensation Expense	$12	$15	$4	$5	$6	$16	$(1)	$6
Notable Items	$(134)	$50	$8	$163	$59	$(374)	$361	$354
Adjusted EBITDA(b)	$508	$560	$829	$969	$1,227	$1,451	$2,028	$1,686

Net cash provided by (used in) operating activities	$238	$319	$1,015	$423	$431	$506	$1,585	$889
Cash paid for interest (net of amount capitalized)	90	1	88	18	82	4	80	3
Cash paid for income taxes (net of refunds)	21	83	36	54	36	259	233	253
Net cash used in investing activities	$(395)	$(309)	$(271)	$(351)	$(392)	$(297)	$(265)	$(355)
Capital expenditures	(385)	(289)	(297)	(340)	(363)	(291)	(263)	(354)
Net cash (used in) provided by financing activities	$(233)	$122	$(82)	$(618)	$(107)	$(125)	$(1,331)	$(650)
Cash dividends paid	(19)	(19)	(29)	(28)	(28)	(41)	(54)	(69)
Effect of exchange rate changes on cash	$39	$(20)	$69	$(32)	$(5)	$31	$(33)	$(20)
Net change in cash and cash equivalents	$(351)	$112	$731	$(579)	$(72)	$115	$(44)	$(135)

Short-term debt	$—	$15	$—	$—	$303	$481	$17	$201
Long-term debt (including current portion)	4,578	4,470	4,463	3,995	3,979	3,977	3,960	3,959
Cash & cash equivalents	574	692	1,418	843	770	882	839	703
Net debt	$4,004	$3,793	$3,045	$3,152	$3,512	$3,576	$3,138	$3,457

Segment Contributions (in millions)
Phosphate	$990	$1,001	$1,175	$1,281	$1,466	$1,496	$1,801	$1,577
Potash	559	477	663	589	897	1,060	1,580	1,432
Mosaic Fertilizantes	823	764	1,036	1,755	1,535	1,488	2,260	2,629
Corporate and Other(c)	86	55	(73)	(206)	(57)	(122)	(268)	(290)
Total net sales	$2,458	$2,297	$2,801	$3,419	$3,841	$3,922	$5,373	$5,348

Phosphate	$134	$153	$283	$326	$418	$493	$578	$131
Potash	95	125	49	220	443	563	915	793
Mosaic Fertilizantes	97	90	170	290	195	187	420	323
Corporate and Other(c)	(31)	(55)	(18)	(134)	(86)	13	(239)	(93)
Consolidated operating earnings	$295	$313	$484	$702	$970	$1,256	$1,674	$1,154

Phosphate(d)	2,316	2,062	1,982	1,836	1,813	1,661	1,675	1,651
Potash(d)	2,675	1,980	2,326	1,808	2,072	1,792	2,304	2,142
Mosaic Fertilizantes	2,341	2,064	2,341	3,350	2,347	1,822	2,320	2,824
Corporate and Other	629	475	427	292	432	370	533	221
Total finished product tonnes sold ('000 tonnes)	7,961	6,581	7,076	7,286	6,664	5,645	6,832	6,838
Sales of Performance Products ('000 tonnes)(e)	1,267	1,023	917	1,132	1,077	711	741	790

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$990	$1,001	$1,175	$1,281	$1,466	$1,496	$1,801	$1,577
Cost of Goods Sold	821	828	866	917	1,006	968	1,159	1,219
Gross Margin	$169	$173	$309	$364	$460	$528	$642	$358
Notable Items Included in Gross Margin	—	—	—	(17)	(9)	—	—	(9)
Adjusted Gross Margin(b)	$169	$173	$309	$381	$469	$528	$642	$367

SG&A	7	10	10	7	15	8	10	8
Other operating (income) expense	28	10	16	31	27	27	54	219

Operating Earnings	$134	$153	$283	$326	$418	$493	$578	$131
Plus: Depreciation, Depletion and Amortization	107	102	106	106	115	120	133	121
Plus: Accretion Expense	12	12	10	13	13	13	14	13
Plus: Foreign Exchange Gain (Loss)	(1)	6	8	6	(11)	(7)	—	3
Plus: Other Income (Expense)	2	5	2	1	—	—	(24)	1
Less: Earnings (loss) from Consolidated Noncontrolling Interests	2	3	2	4	(3)	4	9	14
Plus: Notables Items	14	(4)	1	31	33	17	66	226
Adjusted EBITDA(b)	$266	$271	$408	$479	$571	$632	$758	$481

Capital expenditures	$163	$153	$150	$161	$187	$148	$157	$157
Gross Margin $ / tonne of finished product	$73	$84	$156	$198	$254	$318	$383	$217
Adjusted Gross Margin $ / tonne of finished product	$73	$84	$156	$208	$259	$318	$383	$222
Gross margin as a percent of sales	17%	17%	26%	28%	31%	35%	36%	23%

Freight included in finished goods (in millions)	$109	$97	$103	$96	$103	$90	$94	$98
Idle/Turnaround costs (excluding notable items)	$15	$41	$38	$33	$25	$31	$79	$79

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,304	1,210	880	907	907	917	814	824
Performance & other products(f)	877	724	971	812	813	659	780	750
Other products(i)	135	128	131	117	93	85	81	77
Total Finished Product(d)	2,316	2,062	1,982	1,836	1,813	1,661	1,675	1,651

DAP selling price (fob plant)(r)	$363	$426	$544	$605	$676	$785	$920	$809
Average finished product selling price (destination)(g)	$422	$477	$580	$681	$758	$877	$1,048	$924

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,144	1,911	1,827	1,738	1,857	1,745	1,636	1,664
Operating Rate	86%	77%	73%	70%	75%	70%	66%	67%

Raw Materials
Ammonia used in production	$319	$281	$256	$255	$287	$258	$236	$236
% manufactured ammonia used in production	31%	23%	29%	20%	20%	34%	22%	5%
Sulfur used in production	$946	$841	$824	$792	$848	$818	$764	$781
% prilled sulfur used in production	19%	27%	18%	21%	17%	11%	5%	—%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$277	$316	$382	$424	$463	$532	$591	$665
Sulfur (long ton)(k)	$93	$119	$172	$214	$229	$281	$385	$436
Blended rock	$61	$61	$60	$59	$64	$61	$64	$68

Phosphate cash conversion costs, production / tonne(s)	$63	$63	$68	$68	$71	$76	$86	$85
Cash costs of U.S. mined rock/production tonne(t)	$40	$36	$37	$41	$44	$50	$46	$41

ARO cash spending (in millions)	$29	$32	$33	$26	$26	$33	$28	$33

MWSPC equity earnings (loss)	$(11)	$(8)	$(7)	$(1)	$20	$31	$34	$72

MWSPC total sales tonnes (DAP/MAP/NPK)	565	612	360	486	653	592	413	599

Miski Mayo external sales revenue	$7	$7	$15	$14	$17	$18	$21	$33

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$559	$477	$663	$589	$897	$1,060	$1,580	$1,432
Cost of Goods Sold	439	337	446	353	433	481	652	633
Gross Margin	$120	$140	$217	$236	$464	$579	$928	$799
Notable Items Included in Gross Margin	(16)	(22)	(15)	—	—	—	—	—
Adjusted Gross Margin(b)	$136	$162	$232	$236	$464	$579	$928	$799

SG&A	8	7	8	8	11	7	8	6
Other operating (income) expense(p)	17	8	160	8	10	9	5	—

Operating Earnings	$95	$125	$49	$220	$443	$563	$915	$793
Plus: Depreciation, Depletion and Amortization	72	80	70	50	68	77	81	76
Plus: Accretion Expense	2	2	4	2	2	2	2	2
Plus: Foreign Exchange Gain (Loss)	77	15	28	(38)	3	17	(23)	(19)
Plus: Other Income (Expense)	—	—	—	—	—	—	—	—
Plus: Notable Items	(67)	(10)	134	38	1	(8)	23	19
Adjusted EBITDA(b)	$179	$212	$285	$272	$517	$651	$998	$871

Capital expenditures	$149	$97	$98	$123	$92	$65	$67	$78
Gross Margin $ / tonne of finished product	$45	$71	$93	$131	$224	$323	$403	$373
Adjusted Gross Margin $ / tonne of finished product	$51	$82	$100	$131	$224	$323	$403	$373
Gross margin as a percent of sales	21%	29%	33%	40%	52%	55%	59%	56%

Supplemental Cost Information
Canadian resource taxes	$36	$35	$54	$57	$113	$157	$274	$258
Royalties	$9	$9	$10	$8	$15	$27	$32	$31
Freight(l)	$81	$78	$99	$60	$65	$70	$76	$55
Idle/Turnaround costs (excluding notable items)	$27	$2	$13	$36	$11	$15	$9	$13

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,435	1,747	2,064	1,547	1,870	1,532	2,045	1,952
Performance & other products(m)	228	221	252	202	187	243	245	178
Other products(i)	12	12	10	59	15	17	14	12
Total Finished Product(d)	2,675	1,980	2,326	1,808	2,072	1,792	2,304	2,142

Crop Nutrients North America	942	876	1,117	642	610	618	727	439
Crop Nutrients International	1,612	967	1,061	1,067	1,301	1,020	1,415	1,574
Non-Agricultural	121	137	148	99	161	154	162	129
Total Finished Product(d)	2,675	1,980	2,326	1,808	2,072	1,792	2,304	2,142

MOP selling price (fob mine)(u)	$177	$200	$243	$290	$414	$582	$678	$666
Average finished product selling price (destination)(g)	$209	$241	$285	$326	$433	$591	$686	$669

Production Volumes ('000 tonnes)
Production Volume	2,056	2,285	2,131	1,580	2,208	2,200	2,436	2,266
Operating Rate	85%	94%	88%	65%	81%	80%	87%	81%

MOP cash costs of production including brine / production tonne(n)	$59	$64	$62	$72	$71	$81	$78	$78
ARO cash spending (in millions)	$3	$1	$3	$7	$15	$18	$13	$11

Average CAD / USD	$1.304	$1.266	$1.229	$1.259	$1.261	$1.267	$1.276	$1.304

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$823	$764	$1,036	$1,755	$1,535	$1,488	$2,260	$2,629
Cost of Goods Sold	747	661	852	1,423	1,313	1,269	1,810	2,281
Gross Margin	$76	$103	$184	$332	$222	$219	$450	$348
Notable Items Included in Gross Margin	—	—	(6)	3	23	(18)	—	14
Adjusted Gross Margin(b)	$76	$103	$190	$329	$199	$237	$450	$334

SG&A	21	18	18	20	24	21	27	25
Other operating (income) expense	(42)	(5)	(4)	22	3	11	3	—

Operating Earnings	$97	$90	$170	$290	$195	$187	$420	$323
Plus: Depreciation, Depletion and Amortization	25	23	24	26	28	25	27	28
Plus: Accretion Expense	3	3	4	3	4	4	4	4
Plus: Foreign Exchange Gain (Loss)	9	(33)	34	(40)	(31)	119	(83)	(66)
Plus: Other Income (Expense)	(1)	(1)	(2)	(2)	(1)	(1)	(1)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	1	—	(1)	—	—	—	(1)	—
Plus: Notable Items	(17)	22	(28)	40	2	(101)	76	55
Adjusted EBITDA(b)	$115	$104	$203	$317	$197	$233	$444	$343

Capital expenditures	$72	$39	$44	$52	$81	$75	$39	$92
Gross Margin $ / tonne of finished product	$32	$50	$78	$99	$95	$120	$194	$123
Adjusted Gross Margin $ / tonne of finished product	$32	$50	$81	$98	$85	$130	$194	$118
Gross margin as a percent of sales	9%	13%	18%	19%	14%	15%	20%	13%
Idle/Turnaround costs (excluding notable items)	$16	$5	$9	$16	$25	$9	$30	44

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	610	536	686	722	599	737	638	488
Potash produced in Brazil	74	63	66	56	59	46	46	33
Purchased nutrients for distribution(q)	1,657	1,465	1,589	2,572	1,689	1,039	1,636	2,303
Total Finished Product	2,341	2,064	2,341	3,350	2,347	1,822	2,320	2,824

Sales of Performance Products ('000 tonnes)(e)	357	176	299	584	375	155	290	574

Brazil MAP price (Brazil production delivered price to third party)	$384	$421	$589	$622	$765	$882	$1,021	$866
Average finished product selling price (destination)(g)	$352	$370	$442	$524	$654	$817	$974	$931

Production Volumes ('000 tonnes)
MAP	219	235	218	210	233	261	266	174
TSP	99	107	127	130	102	131	129	85
SSP	274	301	287	350	349	312	275	343
DCP	126	106	117	130	124	127	85	114
NPK	34	54	52	65	55	64	55	25
Total phosphate tonnes produced	752	803	801	885	863	895	810	741
MOP	110	82	92	97	97	94	38	69

Phosphate operating rate	77%	82%	82%	91%	89%	92%	83%	76%
Potash operating rate	84%	63%	71%	75%	74%	72%	29%	55%

Realized Costs ($/tonne)
Ammonia/tonne	$338	$381	$527	$640	$775	$1,145	$1,396	$1,267

Sulfur (long ton)	$113	$124	$177	$222	$251	$337	$384	$432
Blended rock	$71	$73	$80	$81	$83	$105	$102	$106

Purchases ('000 tonnes)
DAP/MAP from Mosaic	109	64	96	62	89	102	102	30
MicroEssentials® from Mosaic	189	203	418	344	243	248	448	370
Potash from Mosaic/Canpotex	383	489	473	1,023	550	398	663	798

Phosphate cash conversion costs in BRL, production / tonne(s)	R$363	R$334	R$359	R$347	R$388	R$403	R$506	R$533
Potash cash conversion costs in BRL, production / tonne	R$835	R$879	R$1,076	R$986	R$1,059	R$1,296	R$2,285	R$1,591
Mined rock costs in BRL, cash produced / tonne	R$375	R$392	R$409	R$430	R$456	R$557	R$500	R$525
ARO cash spending (in millions)	$6	$5	$5	$5	$5	$2	$4	$5

Average BRL / USD	$5.403	$5.470	$5.301	$5.225	$5.579	$5.235	$4.917	$5.244

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$86	$55	$(73)	$(206)	$(57)	$(122)	$(268)	$(290)
Cost of Goods Sold	39	36	(115)	(139)	(59)	(235)	(95)	(287)
Gross Margin (Loss)	$47	$19	$42	$(67)	$2	$113	$(173)	$(3)
Notable items Included in Gross Margin	39	(8)	38	(26)	(18)	100	(62)	(76)
Adjusted Gross Margin (Loss)(b)	$8	$27	$4	$(41)	$20	$13	$(111)	$73

SG&A	75	67	72	63	73	97	63	85
Other operating (income) expense	3	7	(12)	4	15	3	3	5

Operating Earnings (Loss)	$(31)	$(55)	$(18)	$(134)	$(86)	$13	$(239)	$(93)
Plus: Depreciation, Depletion and Amortization	4	4	4	4	3	4	4	4
Plus: Share-Based Compensation Expense	12	15	4	5	6	16	(1)	6
Plus: Foreign Exchange Gain (Loss)	25	(34)	41	(28)	(4)	182	(121)	21
Plus: Other Income (Expense)	—	—	1	—	—	2	(11)	(1)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(2)	(1)	—	—	—	—	—	—
Plus: Notable Items	(64)	42	(99)	54	23	(282)	196	54
Adjusted EBITDA(b)	$(52)	$(27)	$(67)	$(99)	$(58)	$(65)	$(172)	$(9)

Elimination of profit in inventory included in COGS	$(2)	$(3)	$(39)	$(60)	$(29)	$(76)	$(180)	$104
Unrealized gain (loss) on derivatives included in COGS	$39	$(8)	$38	$(26)	$(17)	$100	$(59)	$(76)

Operating Data
Sales volumes ('000 tonnes)	629	475	427	292	432	370	533	221
Sales of Performance Products ('000 tonnes)	30	29	28	13	12	1	14	9

Average finished product selling price (destination)(g)	$317	$336	$421	$466	$539	$597	$732	$720

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	—	—	—	—	—	—	6
MicroEssentials® from Mosaic	12	—	5	1	4	15	—	15
Potash from Mosaic/Canpotex	363	400	163	218	304	220	471	332

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q3 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(61)	$16	$(0.13)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(76)	20	(0.16)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	4	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	14	(4)	0.03
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(12)	(0.04)
ARO Adjustment	Phosphates	Other operating income (expense)	(143)	36	(0.31)
Environmental reserve	Phosphates	Other operating income (expense)	(71)	18	(0.15)
Hurricane Ian idle costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Insurance proceeds	Phosphates	Other operating income (expense)	4	(1)	0.01
ARO Adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$(357)	$80	$(0.80)

Q2 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(227)	$57	$(0.47)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(59)	15	(0.12)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(26)	7	(0.05)
Gain on sale of plant	Mosaic Fertilizantes	Other operating income (expense)	7	(2)	0.02
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Environmental reserve	Phosphates	Other operating income (expense)	(30)	7	(0.06)
Write down of investment	Corporate and Other	Other non-operating income (expense)	(12)	3	(0.02)
Inventory lower of cost or market	Corporate and Other	Cost of goods sold	(3)	1	(0.01)
Total Notable Items			$(364)	$78	$(0.79)

Q1 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$311	$(78)	$0.62
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	100	(25)	0.21
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(18)	5	(0.03)
Fixed asset write-off	Phosphate	Other operating income (expense)	(4)	1	(0.01)
ARO Adjustment	Potash	Other operating income (expense)	(9)	2	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	9	0.03
Total Notable Items			$371	$(83)	$0.78

Q4 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(44)	$11	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(18)	5	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(9)	3	(0.02)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	5	(2)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(26)	(0.06)
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	23	(6)	0.04
Hurricane Ida recovery	Phosphates	Cost of goods sold/Other income (expense)	(9)	2	(0.02)
ARO Adjustment	Potash	Other operating income (expense)	(4)	1	(0.01)
Total Notable Items			$(63)	$(10)	$(0.19)

Q3 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$25	$(0.19)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(26)	6	(0.05)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(19)	(0.05)
ARO Adjustment	Phosphate	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	3	(1)	0.01
Hurricane Ida recovery	Phosphate	Cost of goods sold/Other income (expense)	(18)	5	(0.03)
Total Notable Items			$(168)	$23	$(0.38)

Q2 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(27)	$0.21
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(10)	0.08
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(4)	1	—
Accelerated depreciation	Potash	Cost of goods sold	(15)	4	(0.04)
Realized gain on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	1	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	6	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(3)	1	—
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(6)	1	(0.01)
Esterhazy closure costs	Potash	Restructuring	(158)	43	(0.30)
Gain on sale of warehouse	Corporate and Other	Other operating income (expense)	20	(5)	0.04
Total Notable Items			$(27)	$17	$(0.03)

Q1 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(46)	$10	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(10)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(5)	2	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(22)	5	(0.04)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	11	(3)	0.02
Realized gain on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(4)	(0.01)
Total Notable Items			$(77)	$14	$(0.16)

Q4 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$110	$(26)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	39	(9)	0.08
Pre-acquisition contingencies	Mosaic Fertilizantes	Other operating income (expense)	8	(2)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(16)	4	(0.03)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(10)	2	(0.03)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	2	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	580	1.52
ARO adjustment	Phosphate	Other operating income (expense)	(5)	1	(0.01)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(59)	(0.15)
ARO Adjustment	Potash	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$116	$494	$1.60

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphate, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes $158 million related to the closure of the Esterhazy K1 and K2 mine shafts in Q2 2021.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Includes intersegment sales.
(s)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(t)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(u)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Consolidated Net Income (Loss)	$828	$157	$437	$372	$665	$1,182	$1,036	$842
Less: Consolidated Interest Expense, Net	(47)	(45)	(37)	(48)	(39)	(40)	(34)	(31)
Plus: Consolidated Depreciation, Depletion & Amortization	208	209	204	186	214	226	245	229
Plus: Accretion Expense	15	17	19	17	19	20	20	19
Plus: Share-Based Compensation Expense (Benefit)	12	15	4	5	6	16	(1)	6
Plus: Consolidated Provision for (Benefit from) Income Taxes	(480)	60	116	177	245	372	369	277
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(12)	(7)	(4)	(1)	20	31	36	72
Plus: Notable Items	(134)	50	8	163	59	(374)	361	354
Consolidated Adjusted EBITDA	$508	$560	$829	$969	$1,227	$1,451	$2,028	$1,686

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.